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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): September 28, 2001



                            FEDERAL TRUST CORPORATION
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------





          Florida                         33-27139               59-2935028
----------------------------       ----------------------     ----------------
(State or other jurisdiction       Commission File Number     (I.R.S. Employer
      of incorporation)                                      Identification No.)





                            655 West Morse Boulevard
                           Winter Park, Florida 32789
              -----------------------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (407) 323-1833





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) At its Board of Directors meeting on September 28, 2001, the Board of Directors of Federal Trust Corporation terminated the services of KPMG, LLP. At the same meeting the Board of Directors selected the accounting firm of Hacker, Johnson & Smith PA as independent auditors for the Registrant for the 2001 fiscal year.

(b) In connection with their audits of the two most recent years and during the subsequent interim period there have been no disagreements with KPMG, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to the satisfaction of KPMG, LLP would have caused them to make reference in their report to the matter. This includes disagreements which were resolved to the satisfaction of KPMG, LLP.

(c) KPMG, LLP's reports on the financial statements for December 31, 2000 and December 31, 1999 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

(d) The Registrant has requested KPMG, LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which they do not agree. The Registrant will file by amendment, as an exhibit to this Form 8-K report, a copy of such letter when it is received.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL TRUST CORPORATION



Date:   October 9, 2001                By:  /s/James V. Suskiewich
        ---------------                     ----------------------
                                             James V. Suskiewich, President and
                                                   Chief Executive Officer

Date:    October 9, 2001               By:  /s/Aubrey H. Wright
         ---------------                    -------------------
                                         Aubrey H. Wright, Senior Vice President
                                                   and Chief Financial Officer